Redeemable Common Stock	9 Months Ended
Oct. 01, 2016
Text Block [Abstract]
Redeemable Common Stock
14.	REDEEMABLE COMMON STOCK

Redeemable common stock is a security with redemption features that are outside the control of the issuer, is not classified as an asset or liability in conformity with GAAP, and is not mandatorily redeemable. Prior to the Company’s IPO, common stock owned by management and key employees gave the holder, via the management stockholder’s agreement, the right to require the Company to repurchase all of his or her restricted common stock (“put option”) in the event of a termination of employment due to death or disability. If an employee terminated for any reason other than death or disability, the contingent put option was cancelled. Since this redemption feature, or put option, was outside of the control of the Company, the value of the shares was shown outside of permanent equity as Redeemable common stock. In addition to the value of the common stock held, stock-based awards with similar underlying common stock were also recorded in Redeemable common stock. Redeemable common stock included values for common stock issuances to key employees, vested restricted shares, vested restricted stock units and vested stock option awards.

In connection with the Company’s IPO, the management stockholder’s agreement was amended to remove the put option; therefore the common stock no longer has a redemption feature that is outside the Company’s control and could require the Company to redeem these shares. Accordingly, the entire amount reflected in Redeemable common stock was reclassified to Shareholders’ equity during the second quarter of 2016. The sole remaining redemption feature provides the Company with the right, but not the obligation, to repurchase all of the holder’s vested shares upon termination without cause. Based on the current redemption feature of the common stock, there will be no amounts attributed to Redeemable common stock in future periods.